UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2007

Omega Flex Inc.

(Exact name of registrant as specified in charter)

Pennsylvania	000-51372	23-1948942
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

451 Creamery Way,

Exton, Pennsylvania, 19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (610) 524-7272

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Quarterly Report on Form 10-Q for the period ended June 30, 2007.

Omega Flex, Inc.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02	Termination of a Material Definitive Agreement

Please see the disclosure under Item 5.02 herein.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

On October 9, 2007, Omega Flex, Inc. (the “Company”) issued an organizational announcement stating that Duane E. Shooltz, Senior Vice President and General Manager of the Company’s TracPipe® flexible gas piping business had resigned for family medical reasons.

In connection with Mr. Shooltz’s resignation, Mr. Shooltz and the Company entered into a Separation Agreement and General Release that became effective on October 8, 2007 (the “Separation Agreement”). The Separation Agreement superseded and terminated Mr. Shooltz’s current employment agreement dated March 27, 2006 with the Company. Under the Separation Agreement, Mr. Shooltz will be entitled to receive $172,425.00, to be paid in 39 equal weekly payments beginning on October 8, 2007. In addition, the Company will pay the COBRA premiums for continuing health insurance coverage for Mr. Shooltz and his family for a 12-month period following the effective date of the Separation Agreement. In exchange for that and other consideration, Mr. Shooltz agreed to release any claims he may have had against the Company, including any possible claims under the employment agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

None.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC.
(Registrant)

Date: October 9, 2007	By: /s/ E. Lynn Wilkinson
E. Lynn Wilkinson
Vice President – Finance & CFO
(Principal Financial and Accounting Officer)